SCHEDULE 14A INFORMATION


                Proxy Statement pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                                (Amendment No. )


Filed by the Registrant [X]
Filed by a Party Other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of Commission only (as permitted by
      Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12


                          WINTON FINANCIAL CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                       N/A
                  ---------------------------------------------
                  (Name of Person(s) Filing Proxy Statement, if
                           Other than the Registrant)


Payment of Filing Fee (Check appropriate box):

[X]  $125 per Exchange Act rules  O-11(c)(1)(ii),  14a-6(i)(1),  14a-6(j)(2)  or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14(a)-6(i)(3)
[ ]  Fee computed on table below per  Exchange  Act Rules  14a-6(i) and O-11
     (1)  Title of each number of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11.
[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)   Amount Previously Paid:
     (2)   Form, Schedule or Registration Statement No.:
     (3)   Filing Party:
     (4)   Date Filed:

                          WINTON FINANCIAL CORPORATION
                                5511 Cheviot Road
                             Cincinnati, Ohio 45247
                                 (513) 385-3880

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the Annual Meeting of Shareholders of Winton Financial Corporation ("WFC") will be held at Shuller's Wigwam Restaurant, 6210 Hamilton Avenue, Cincinnati, Ohio 45224, on January 31, 1997, at 10:00 a.m., Eastern Standard Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

          To elect two directors of WFC for terms expiring in 2000;

          To ratify the selection of Grant Thornton LLP as the auditors of WFC for the current fiscal year; and

          To transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or any date or dates to which the Annual Meeting may be adjourned. Only shareholders of WFC of record at the close of business on December 13, 1996, will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

     Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                          By Order of the Board of Directors



Cincinnati, Ohio
January 3, 1997                           James W. Brigger, Secretary

                          WINTON FINANCIAL CORPORATION

                                5511 Cheviot Road
                             Cincinnati, Ohio 45247
                                 (513) 385-3880


                                 PROXY STATEMENT


                                     PROXIES

     The enclosed Proxy is being solicited by the Board of Directors of Winton Financial Corporation, an Ohio corporation ("WFC"), for use at the 1997 Annual Meeting of Shareholders of WFC to be held at Shuller's Wigwam Restaurant, 6210 Hamilton Avenue, Cincinnati, Ohio 45224, on January 31, 1997, at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder before exercise by executing and submitting a later-dated Proxy or by giving notice of revocation to WFC in writing or in open meeting. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

     Each properly executed Proxy, which is received prior to the Annual Meeting and not revoked, will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

     FOR the reelection of Messrs. Robert L. Bollin and William J. Parchman as directors of WFC for terms expiring in 2000; and

     FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of WFC for the current fiscal year.

     Proxies may be solicited by the directors, officers and other employees of WFC in person or by telephone, telegraph or mail. WFC may reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners. The cost of soliciting proxies will be borne by WFC.

     Only shareholders of record at the close of business on December 13, 1996 (the "Voting Record Date"), are eligible to vote at the Annual Meeting and will be entitled to cast one vote for each common share of WFC (the "Common Share") owned. WFC's records disclose that, as of the Voting Record Date, there were 1,986,152 votes entitled to be cast at the Annual Meeting.

     This Proxy Statement is first being mailed to shareholders of WFC on or about January 3, 1996.


                                  VOTE REQUIRED

Election of Directors

     Under Ohio law and WFC's Regulations, the nominees receiving the greatest number of votes will be elected as directors. Common Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder, but no vote is specified thereon, the Common Shares held by such shareholder will be voted FOR the reelection of the nominees.

Ratification of Selection of Auditors

     The affirmative vote of the holders of a majority of the Common Shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of WFC for the current fiscal year. The effect of an abstention is the same as a vote against ratification. If the enclosed Proxy is signed and dated by the shareholder, but no vote is specified thereon, the Common Shares held by such shareholder will be voted FOR the ratification of the selection of Grant Thornton as auditors.


              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the only persons known to WFC to own beneficially more than five percent of the Common Shares as of December 13, 1996:

                                  Amount and Nature     Percent of Common
Name and Address                   of Beneficial              Shares
----------------                    Ownership(1)          Outstanding(2)
                                  -----------------     -----------------

Star Bank, N.A.                      147,323 (3)              7.42%
P.O. Box 1118
Cincinnati, Ohio  45201

Daniel P. Randolph                   129,754 (4)              6.53%
Suite 700
105 East Fourth Street
Cincinnati, Ohio 45202

Robert E. Hoeweler                   110,500 (5)              5.49%
5596 Squirrel Run Lane
Cincinnati, Ohio  45247

Henry L. Schulhoff                   120,680 (6)              6.00%
7 West Seventh Street
Cincinnati, Ohio  45202
-----------------------------

(1) A person is the beneficial owner of Common Shares if such person, directly or indirectly, has sole or shared voting or investment power over such shares or has the right to acquire such voting or investment power within 60 days. All Common Shares are owned directly with sole voting or investment power, unless otherwise indicated by footnote. All stock options outstanding under the Winton Financial Corporation Stock Option and Incentive Plan, as amended (the "Option Plan"), are currently exercisable.

(2) For each person, assumes a total of 1,986,152 Common Shares outstanding, plus the number of Common Shares such person may acquire pursuant to the Option Plan within 60 days, if any.

(3) All Common Shares are held of record for the benefit of Star Bank, N.A., as trustee under The Winton Financial Corporation Employee Stock Ownership Plan (the "ESOP").


(Footnotes continue on next page.)

(4) Based on a Schedule 13G filed with the Securities and Exchange Commission by Daniel P. Randolph. Includes 28,822 Common Shares held by Daniel P. Randolph in an individual retirement account; 86,482 Common Shares owned as trustee under a trust for the benefit of R. Irene Randolph; 6,400 Common Shares owned as trustee under a trust for the benefit of Ronald I. Oldiges; 1,300 Common Shares owned as trustee under a trust for the benefit of Ruth Randolph; 5,750 Common Shares owned as trustee under a trust for the benefit of Charles Randolph; and 1,000 Common Shares owned by Ritter & Randolph, an Ohio partnership of which Mr. Randolph is a partner.

(5) Includes 25,000 Common Shares that may be acquired upon the exercise of options; 25,000 Common Shares held jointly with Paula Hoeweler, his wife; 19,900 Common Shares owned as trustee under a trust for the benefit of Brian Hoeweler; 19,900 Common Shares owned as trustee under a trust for the benefit of Jennifer Hoeweler; and 19,900 Common Shares owned as trustee under the Robert B. Hoeweler Trust.

(6) Includes 25,000 Common Shares that may be acquired upon the exercise of options; 8,800 Common Shares owned by Cathleen Schulhoff, wife of Henry L. Schulhoff, which shares Henry L. Schulhoff disclaims beneficial ownership of; and 6,800 Common Shares owned by Schulhoff & Company, Inc., a corporation of which Mr. Schulhoff is a major shareholder.

     The following table sets forth certain information with respect to the number of Common Shares beneficially owned by each director of WFC and by all directors and executive officers of WFC as a group as of December 13, 1996:

                                Amount and Nature of       Percent of Common
Name and Address(1)           Beneficial Ownership(2)    Shares Outstanding(3)
-------------------           -----------------------    ---------------------

Donald G. Avery                       70,640 (4)                  3.54%
Robert J. Bollin                      46,320 (5)                  2.31%
Robert L. Bollin                      94,925 (6)                  4.68%
Robert E. Hoeweler                   110,500 (7)                  5.49%
Thomas H. Humes                           0                        -
Timothy M. Mooney                         0                        -
William J. Parchman                   90,880 (8)                  4.53%
J. Clay Stinnett                          0                        -
Henry L. Schulhoff                   120,680 (9)                  6.00%
All directors and executive
   officers of WFC as a group
   (13 persons)                      689,072 (10)                31.49%

-----------------------------

(1) Each of the persons listed in this table may be contacted at the address of WFC, 5511 Cheviot Road, Cincinnati, Ohio 45247.

(2) A person is the beneficial owner of Common Shares if such person, directly or indirectly, has sole or shared voting or investment power over such shares directly or indirectly or has the right to acquire such voting or investment power within 60 days. All Common Shares of directors are owned directly with sole voting or investment power, unless otherwise indicated by footnote. All stock options granted under the Option Plan are currently exercisable.

(3) For each person, assumes a total of 1,986,152 Common Shares outstanding, plus the number of Common Shares such person may acquire pursuant to the Option Plan within 60 days of December 13, 1996, if any. For all directors and executive officers as a group, assumes a total of 2,188,152 Common Shares outstanding, which includes 202,000 shares which may be acquired by directors and executive officers under the Option Plan within 60 days of December 13, 1996.

(Footnotes continue on next page.)

(4) Includes 10,000 Common Shares that may be acquired upon the exercise of options; 29,820 Common Shares owned solely by Marcella Avery, wife of Donald G. Avery; and 29,820 Common Shares held jointly with Marcella Avery.

(5) Includes 20,000 Common Shares that may be acquired upon the exercise of options and 26,320 Common Shares held in the individual retirement account of Robert J. Bollin, the trustee of which is A. G. Edwards, Inc.

(6)  Includes  40,000  Common  Shares that may be acquired  upon the exercise of options; 18,270 Common Shares held for the benefit of Robert L. Bollin in The Winton Savings and Loan Co. Cash and Deferred Plan (the "401(k) Plan"), the trustees of which are James W. Brigger, Robert L. Bollin and Mary Ellen Lovett, executive officers of WFC; 15,935 Common Shares held for the benefit of Robert L. Bollin in the ESOP, the trustee of which is Star Bank, N.A.; 680 Common Shares held by the individual retirement account of Robert
     L. Bollin, the trustee of which is Merrill Lynch; 17,940 Common Shares held jointly with Elaine Bollin, his wife; 800 and 1,200 Common Shares held by A.G. Edwards & Sons f.b.o. Robert L. Bollin and Elaine Bollin, respectively; and 100 Common Shares held by Elaine Bollin as custodian for Anthony Bollin.

(7) Includes 25,000 Common Shares that may be acquired upon the exercise of options; 25,800 Common Shares held jointly with Paula Hoeweler, his wife; 19,900 Common Shares owned as trustee under a trust for the benefit of Brian Hoeweler; 19,900 Common Shares owned as trustee under a trust for the benefit of Jennifer Hoeweler; and 19,900 Common Shares owned as trustee under the Robert B. Hoeweler Trust.

(8) Includes 20,000 Common Shares that may be acquired upon the exercise of options; 57,240 Common Shares held in the individual retirement account of William J. Parchman, the trustee of which is Alex Brown & Sons, Inc.; and 7,000 Common Shares owned by Yvonne Parchman, wife of William J. Parchman.

(9) Includes 25,000 Common Shares that may be acquired upon the exercise of options; 8,800 Common Shares owned by Cathleen Schulhoff, wife of Henry L. Schulhoff, as to which Henry L. Schulhoff disclaims beneficial ownership; and 6,800 Common Shares owned by Schulhoff & Company, Inc., a corporation of which Mr. Schulhoff is a major shareholder.

(10) Include 202,000 Common Shares that may be acquired upon the exercise of options.


                               BOARD OF DIRECTORS

Election of Directors

     The Regulations of WFC provides for a Board of Directors consisting of nine persons, divided into three classes of three directors each. Each class serves for a three-year period. Each of the directors of WFC is also a director of The Winton Savings and Loan Co., the wholly owned subsidiary of WFC ("Winton").

     The entire Board of Directors of WFC acts as a Nominating Committee for selecting nominees for election as directors. In accordance with Section 2.03 of the Regulations of WFC, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of WFC by the later of the February 1st immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of Common Shares owned either beneficially or of record by each such nominee and the length of time such Common Shares have been so owned.

     The Board of Directors proposes the reelection of the following directors to terms which will expire in 2000:

    Name                 Age(1)      Position(s) Held     Director Since
  --------               ------      ----------------     --------------

William J. Parchman       77          Director                 1989
Robert L. Bollin(2)       44          Director and             1989
                                        President
-----------------------------

(1)  As of December 13, 1996.

(2) Robert J. Bollin, a director of WFC, is the father of Robert L. Bollin, a director and President of WFC, and Gregory J. Bollin, a Vice President of WFC.

If any nominee is unable to stand for election, the Proxies will be voted for such substitute as the Board of Directors recommends. At this time, the Board of Directors knows of no reason why any nominee would be unable to serve if elected. Unless otherwise directed, Proxies received pursuant to this solicitation will be voted for the foregoing nominees.

     Following the reelection of Robert L. Bollin and William J. Parchman at the Annual Meeting, there will be one vacancy on the Board of Directors in the class of directors which will stand for election at the Annual Meeting. The vacancy will arise as a result of the decision of Donald G. Avery not to stand for reelection. The Board of Directors intends to fill the vacancy with a suitable candidate in the foreseeable future.

     In October 1996, Clifford B. Hodapp resigned as a member of the Board of Directors of WFC and Winton. In November 1996, the Board of Directors appointed a new director to fill the vacancy created by Mr. Hodapp's resignation and two new directors to fill two other vacancies on the Board of Directors. Thomas H. Humes, information on whom appears below, was appointed to fill a vacancy in the class which will stand for election in 1998. In addition, Timothy M. Mooney and
J. Clay Stinnett, information on each of whom also appears below, were appointed to fill vacancies in the class which will stand for election in 1999.

     The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                    Position(s)     Director       Term
Name                     Age(1)        Held          Since        Expires
--------                 ------     -----------     --------      -------

Robert J. Bollin(2)        74         Director        1989         1998
Henry L. Schulhoff         52         Director        1989         1998
Thomas H. Humes            47         Director        1996         1998
Robert E. Hoeweler         49         Director        1989         1999
Timothy M. Mooney          49         Director        1996         1999
J. Clay Stinnett           45         Director        1996         1999

-----------------------------

(1)  As of December 13, 1996.

(2) Robert J. Bollin, a director of WFC, is the father of Robert L. Bollin, a director and President of WFC, and Gregory J. Bollin, a Vice President of WFC.

     In recognition of their many years of service to WFC and Winton, Messrs. Avery and Hodapp will serve as Directors Emeritus following the Annual Meeting. As Directors Emeritus, Messrs. Avery and Hodapp will be permitted to attend meetings of the Board of Directors, but will have no right to vote at such meetings.

     Robert J. Bollin began his banking career in 1947 as an office manager for Cincinnati Federal Savings Association in Price Hill. He then moved to the O'Bryonville Savings and Loan Association, where he served as Assistant Secretary and Chief Executive Officer. In 1955, Mr. Bollin joined Winton as Chief Executive Officer. He has since retired from his position as Chief Executive Officer, but still participates in Winton's business as a Vice President and an appraiser of construction loans. Mr. Bollin has been active in the McAuley High School Development Board and the LaSalle High School Advisory Board.

     Robert L. Bollin has been the President of Winton since 1988 and the President of WFC since its incorporation in November 1989. Mr. Bollin joined Winton in 1969 and, in 1979, he was promoted to Secretary and Assistant Managing Officer of Winton, responsible for managing Winton's accounting operations, developing and implementing Winton's investment policy in consultation with the Board of Directors and managing the day-to-day operations of Winton.

     Robert E. Hoeweler was elected to the Board of Directors of Winton in 1988. Mr. Hoeweler is a certified public accountant. Since 1972, Mr. Hoeweler has been active in the management of a group of family-owned companies which includes Aluminum Extruded Shapes, Inc.

     Thomas H. Humes has served as President of Great Traditions Land & Development Co., a real estate and land development company in Cincinnati, for the past five years.

     Timothy M. Mooney has served as Vice President and Chief Financial Officer of Kendle Research Associates, Inc., a clinical research organization in Cincinnati in 1996. From 1994 to 1995, he served as Vice President, Chief Financial Officer and Treasurer of The Future Now, Inc., a computer reseller in Cincinnati. He served as Senior Vice President and Chief Financial Officer of Hook-SupeRx, Inc., a retail drug store chain, from 1988 to 1994.

     William J. Parchman has served as a director of Winton for 43 years. He was admitted to the practice of law in Ohio in 1949. Mr. Parchman was the founder of Parchman & Oyler Company Realtors which, at its peak, was Cincinnati's largest residential real estate company. Mr. Parchman served as National Alumni President of the University of Cincinnati and more recently as Chairman of the Board of the University of Cincinnati Foundation. He was also a director of the Cincinnati Metropolitan Housing Authority for 18 years, past president of the Cincinnati Board of Realtors and President of Clovernook Country Club. Mr. Parchman was the first recipient of the Carl H. Lindner Medal for Outstanding Business Achievement presented by the College of Business Administration Alumni Association, University of Cincinnati.

     Henry L. Schulhoff became a director of Winton in February 1988. Since 1976, Mr. Schulhoff has been the president and portfolio manager of Schulhoff and Company, Inc., a local investment counseling firm.

     J. Clay Stinnett has served since 1993 as President and a director of J.R. Concepts, Inc., a direct mail advertising company in Cincinnati. Prior to 1993, Mr. Stinnett spent almost twenty years in the banking business, including serving as President and Chief Operating Officer of PNC Bank, N.A., Ohio (formerly The Central Trust Co., N.A.) until 1992.

Meetings of Directors

     The Board of Directors of WFC met 12 times for regularly scheduled and special meetings during the fiscal year ended September 30, 1996. Each director attended at least 75% of the aggregate of such meetings.

     The Board of Directors of Winton met 12 times for regularly scheduled and special meetings during the fiscal year ended September 30, 1996. Each director attended at least 75% of the aggregate of such meetings.

Committees of Directors

     The Board of Directors of WFC has no standing committees. Nominations for election of directors are determined by the entire Board of Directors. See "Election of Directors."

     The Board of Directors of Winton has an Audit Committee, an Executive Committee, a Loan Committee, a CRA Committee, a Compensation Committee, an ESOP Committee and a Stock Option Committee. Each director serving on each of these committees attended at least 75% of the aggregate of all meetings of each committee on which he served as a regular member.

     The current members of Winton's Audit Committee are Timothy M. Mooney and William J. Parchman, and a third member will be appointed immediately after the Annual Meeting. Former director Clifford B. Hodapp served during the fiscal year ended September 30, 1996. The function of the Audit Committee is to communicate with Winton's outside auditors and to recommend to the Board of Directors a firm of accountants to serve as independent auditors for WFC. The Audit Committee met once during the fiscal year ended September 30, 1996.

     The members of the Executive Committee are Robert L. Bollin, Robert E. Hoeweler, William J. Parchman and Henry L. Schulhoff. The function of the Executive Committee is to examine, together with management, levels and methods of investment, to review and evaluate alternative and additional investment programs and to consider and establish interest rates on the various forms of savings deposits and mortgage loans. The Executive Committee met 52 times during the fiscal year ended September 30, 1996.

     Winton's Loan Committee is comprised of Robert J. Bollin, William J. Parchman, and Henry L. Schulhoff. Robert L. Bollin serves as alternate. The function of the Loan Committee is to approve loan applications and exercise the authority of the Board of Directors when the Board is not in session, subject to certain limitations. The Loan Committee met 44 times during the fiscal year ended September 30, 1996.

     Winton's Compensation Committee consists of Robert J. Bollin, Robert L. Bollin, Robert E. Hoeweler and William J. Parchman. The function of the Compensation Committee is to confer with management and make recommendations to the Board of Directors regarding the compensation of Winton's executive officers and employees. The Compensation Committee met one time during the fiscal year ended September 30, 1996.

     The ESOP is administered by a committee of at least three directors designated by the Board of Directors. The ESOP committee presently consists of Robert J. Bollin and Robert E. Hoeweler. Former director Clifford B. Hodapp served during the fiscal year ended September 30, 1996. The ESOP Committee met one time during the fiscal year ended September 30, 1996.

     The Stock Option Committee is responsible for administering the Option Plan, including interpreting the Option Plan and awarding options pursuant to its terms. The Stock Option Committee took action in writing twice during the fiscal year ended September 30, 1996. The current members of the Stock Option Committee are Robert L. Bollin, Robert E. Hoeweler and Henry L. Schulhoff.

     William J. Parchman also serves on the CRA Committee which is a management committee of Winton comprised of Mr. Parchman and James W. Brigger, Chief Operating Officer of Winton. The function of the CRA Committee is to confer with management and make recommendations to the Board concerning community investment. The CRA Committee met two times during the fiscal year ended September 30, 1996.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the current executive officers of WFC:

Name                          Age(1)         Position(s) Held
------                        ------         ----------------

Robert L. Bollin                44           President and Director
Gregory J. Bollin               42           Vice President
James W. Brigger                48           Secretary
Jill M. Burke                   34           Treasurer and Chief Financial
                                               Officer
Mary Ellen Lovett               58           Vice President

-----------------------------

(1)  As of December 13, 1996.

     Gregory J. Bollin is a Vice President of WFC, a position he has held since January 1994. Mr. Bollin also serves as Executive Vice President of Winton, a position he has held since January 1990.

     James W. Brigger is the Secretary of WFC, a position he has held since 1989. Mr. Brigger also serves as the Chief Operating Officer of Winton, a position he has held since April 1989.

     Jill M. Burke is the Treasurer and Chief Financial Officer of WFC, a position she has held since 1989. Ms. Burke also serves as the Treasurer and Controller of Winton, a position she has held since 1989.

     Mary Ellen Lovett is a Vice President of WFC, a position she has held since January 1994. Ms. Lovett also serves as Senior Vice President of Winton, a position she has held since June 1993. Ms. Lovett served as Vice President of Winton from 1988 to May 1993.

     For biographical information regarding Mr. Robert L. Bollin, see "BOARD OF DIRECTORS - Election of Directors."

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

     WFC does not pay any compensation to its executive officers. Executive officers of Winton are compensated by Winton for services rendered to Winton. Except for the President and Executive Vice President of Winton, no director or executive officer of WFC received more than $100,000 in salary and bonus payments from Winton during the year ended September 30, 1996. The following table sets forth certain information with respect to compensation paid to the President and Executive Vice President of Winton:

                             Summary Compensation Table

|-------------------------|-------------------|--------------|-----------------|
|                         |                   |  Long Term   |                 |
|                         |Annual Compensation|Compensation  |                 |
|                         |                   |   Awards     |   All Other     |
|                         |-------------------|--------------|                 |
|                                             |Options/SARs  | Compensation    |
|Name and Principal  Year   Salary($) Bonus($)|   (#)(1)     |   ($)(2)(3)     |
|Position                                     |              |                 |
|---------------------------------------------|--------------|-----------------|
Robert L. Bollin,    1996   $153,649   $16,000    20,000          $6,929
President            1995   $142,467   $15,000       0            $9,375
                     1994   $137,562   $15,000    20,000          $8,443

Gregory J. Bollin,   1996   $109,838   $13,000    12,000          $4,791
Executive Vice       1995   $ 99,893   $12,000       0            $6,683
President            1994   $ 96,572   $12,000    12,000          $6,410

-----------------------------

(1) These figures represent the number of Common Shares underlying options granted to the named individuals during the year indicated. Mr. Robert L. Bollin's and Mr. Gregory J. Bollin's outstanding options at the time increased in proportion to the two 2-for-1 stock splits effective in February 1994 and February 1993, but such increases are not considered a grant of options by WFC. WFC has no restricted stock awards or SARs ("stock appreciation rights") and has no plans to grant such awards or rights.


(Footnotes continue on next page.)

(2) Consists of cash or stock contributions to the ESOP or the reallocation of forfeited shares in the ESOP of $4,862, $7,463 and $6,578, allocated to Mr. Robert L. Bollin's account and $2,067, $1,912 and $1,865 in matching contributions to the 401(k) Plan for his account for the years ended September 30, 1996, 1995 and 1994, respectively.

(3) Consists of cash or stock contributions to the ESOP or the reallocation of forfeited shares in the ESOP of $3,982, $5,768 and $5,125, allocated to Mr. Gregory J. Bollin's account and $809, $915 and $1,285 in matching contributions to the 401(k) plan for his account for the years ended September 30, 1996, 1995 and 1994, respectively.

Option Plan

     The following table sets forth information concerning individual grants of stock options made to the persons listed on the Summary Compensation Table:


                      Option/SAR Grants in Last Fiscal Year
                      -------------------------------------

                                          Individual Grants
                        --------------------------------------------------------

                        Number of      % of Total
                        Securities     Options/
                        Underlying     SARs Granted
                        Options/       to Employees   Exercise or
                        SARs           in Fiscal      Base Price     Expiration
     Name               Granted (#)    Year           ($/Share)      Date
--------------------------------------------------------------------------------

Robert L. Bollin        20,000         28.6%          $13.50         5/1/06

Gregory J. Bollin       12,000         17.1%          $13.50         5/1/06

     The following table sets forth information regarding the number and value of unexercised options held by the persons listed in the Summary Compensation Table.

Aggregate Option/SAR Exercises in Last Fiscal Year and 9/30/96 Option/SAR Values
--------------------------------------------------------------------------------

                                                                    Value of
                                                  Number of       Unexercised
                                                 Securities       In-the-Money
                                                 Underlying       Options/SARs
                                                 Unexercised           at
                      Shares        Value     Options/SARs at     9/30/96($)(1)
Name                 Acquired   Realized ($)     9/30/96(#)      --------------
----                    on      ------------   --------------     Exercisable/
                   Exercise(#)                  Exercisable/     Unexercisable
                   -----------                 Unexercisable    --------------
                                               --------------

Robert L. Bollin        -             -           40,000/0         25,000/0
Gregory J. Bollin       -             -           24,000/0         15,000/0


(1) An option is "in-the-money" if the fair value of the underlying stock exceeds the market price of the option. Only half of the options held by each of the persons listed above were "in-the-money" at September 30, 1996. The figure represents the value of such unexercised options, determined by multiplying the number of unexercised options by the difference between the exercise price of such options and the $11.25 closing bid price for the Common Shares reported by The Nasdaq System on September 30, 1996, the last trading day of the quarter.

Director Compensation

     WFC does not pay directors fees. Each director of Winton receives $12,000 annually for monthly meetings and $100 for each committee meeting attended, except for meetings of the Executive Committee for which members receive $200 per meeting.

Certain Transactions with Winton

     Some of the directors and officers of WFC and Winton were customers of and had transactions with Winton in the ordinary course of Winton's business during the two years ended September 30, 1996. All loans and commitments to loan included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the management of WFC, do not involve more than a normal risk of collectibility or present other unfavorable features. Winton had no loans outstanding to directors and executive officers at December 13, 1996.

Employment Agreements

     WFC and Winton have entered into employment agreements with Robert L. Bollin, President of WFC and Winton, and Gregory J. Bollin, Vice President of WFC and Executive Vice President of Winton which expire May 1, 1999. The employment agreements provide for an annual salary of not less than $152,000 for Robert L. Bollin and $110,000 for Gregory J. Bollin and an annual salary and performance review by the Board of Directors. The Employment Agreement requires the inclusion of Robert L. and Gregory J. Bollin in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible and also provides for vacation and sick leave.

     The employment agreements are terminable by WFC and Winton at any time. If the employment of either Robert L. Bollin or Gregory J. Bollin is terminated at any time during such three-year term for any reason other than "just cause" (as defined in the agreements), he will be entitled to receive his annual compensation for the remainder of the three-year term of the agreement. If such employment is terminated, or if the position or responsibilities of the employee is changed, in connection with or within one year of a change-in-control of WFC or Winton, such employee will be entitled to receive an amount equal to his then current annual compensation, multiplied by three, subject to reduction to the extent necessary to comply with certain provisions of the Internal Revenue Code of 1986, as amended. Assuming employment termination in connection with such a change of control, the maximum payment to Robert L. Bollin would be $456,000 and to Gregory J. Bollin would be $330,000, or the greater of the minimum salary levels in the agreements or the salary levels for fiscal 1996 reflected in the Summary Compensation Table above.


                              SELECTION OF AUDITORS

     The Board of Directors has selected Grant Thornton as the auditors of WFC and its subsidiaries for the current fiscal year and recommends that the shareholders ratify the selection. Grant Thornton has audited the books of Winton since 1985. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON AS AUDITORS FOR THE CURRENT FISCAL YEAR.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

     Any proposals of shareholders intended to be included in WFC's proxy statement for the 1998 Annual Meeting of Shareholders should be sent to WFC by certified mail and must be received by WFC not later than September 5, 1997.

     Management knows of no other business which may be brought before the Annual Meeting, including matters incident to the conduct of the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                          By Order of the Board of Directors


Cincinnati, Ohio                          James W. Brigger, Secretary
January 3, 1997

                                 REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WINTON FINANCIAL CORPORATION FOR THE WINTON FINANCIAL CORPORATION ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 31, 1997

     The undersigned shareholder of Winton Financial Corporation ("WFC"), an Ohio corporation, hereby constitutes and appoints Robert E. Hoeweler and Henry
L. Schulhoff, or either of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of WFC to be held at Shuller's Wigwam, 6210 Hamilton Avenue, Cincinnati, Ohio 45224 on January 31, 1997, at 10:00 a.m. (the "Annual Meeting"), all of the shares of WFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

  1.    The election of two directors:

        /___/ FOR all nominees listed below:     /___/ WITHHOLD authority to
              (except as marked to the                 vote for all nominees
              contrary below):                         listed below:

        Robert L Bollin                          Robert L. Bollin
        William J. Parchman                      William J. Parchman


     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


--------------------------------------------------------------------------------


  2. The ratification of the selection of Grant Thornton LLP as the auditor of WFC for the current fiscal year.

             /___/ FOR               /___/ AGAINST           /___/ ABSTAIN


  3. In their discretion, upon such other business as may properly come before the Annual Meeting.



   IMPORTANT:  Please sign and date this Proxy on the reverse side.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1 and 2.

     All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Annual Meeting of Shareholders of WFC and of the accompanying Proxy Statement is hereby acknowledged.

     Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.



___________________________________          ___________________________________
Signature                                    Signature

Dated:____________________, 1997             Dated:____________________, 1997



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WFC. PLEASE DATE, SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.